38th Annual J.P. Morgan Healthcare Conference Halozyme Therapeutics, Inc. Dr. Helen Torley, President and CEO January 16, 2020

Forward-Looking Statements In addition to historical information, the statements set forth in this presentation include forward-looking statements including, without limitation, statements concerning the Company’s expected future financial performance and expectations for profitability, revenue, expenses and earnings-per-share, the Company’s plans to continue its share repurchase program and potential platform expansion via acquisition activity. Forward-looking statements regarding the Company’s ENHANZE® drug delivery technology may include the possible activity, benefits and attributes of ENHANZE®, the possible method of action of ENHANZE®, its potential application to aid in the dispersion and absorption of other injected therapeutic drugs and facilitating more rapid delivery of injectable medications through subcutaneous delivery. Forward-looking statements regarding the Company’s ENHANZE® business may include potential growth driven by our partners’ development and commercialization efforts, potential new ENHANZE® collaborations and collaborative targets and regulatory approvals of new ENHANZE® products. These forward-looking statements are typically, but not always, identified through use of the words "believe," "enable," "may," "will," "could," "intends," "estimate," "anticipate," "plan," "predict," "probable," "potential," "possible," "should," "continue," and other words of similar meaning and involve risk and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Actual results could differ materially from the expectations contained in these forward-looking statements as a result of several factors, including unexpected levels of revenues, expenditures and costs, unexpected delays in the execution of the Company’s share repurchase program, unexpected results or delays in the growth of the Company’s ENHANZE® business or in the development, regulatory review or commercialization of ENHANZE® products, regulatory approval requirements, unexpected adverse events and competitive conditions. These and other factors that may result in differences are discussed in greater detail in the Company's most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. 1

Commercially Validated ENHANZE® Platform Poised to Drive Value Creation ENHANZE® Validated 'IV to Sub Q’ Drug Delivery Platform Partnered with Premier Pharma and Biotech Companies • 3 Products approved by FDA, EMA and in multiple global markets Accelerating Partner Clinical Trial Activity Delivers Near Term Revenue and Future Royalty Revenue Growth Highly Profitable Business Model Driven by: • Recurring Royalty Revenue and Substantial Milestone Revenues • Lean, Scalable Operating Expense Model 2

ENHANZE® Potential Value Drivers for Partners Reduced Treatment Burden 1 and Healthcare Costs Potential for Competitive Darzalex® BMS I/O Perjeta®/ Potential for Competitive DifferentiationEfgartigimod 2 Differentiation ALXN 1810 Portfolio Herceptin® Facilitating Higher Injection Volume, PotentialEfgartigimod for Competitive Differentiation 3 Potential to Extend Dosing Interval Potential for New Intellectual Potential for Competitive DifferentiationDarzalex® 4 Property for Co-formulations Note: All product names, trademarks and registered trademarks are property of their respective owners 3

Potential for Competitive Differentiation for Daratumumab SC Daratumumab SC: Phase 3 COLUMBA Study • Primary endpoints met for SC versus IV • PK non-inferiority • Response rate non-inferiority • 5 minute SC administration time Source: ASCO 2019, COLUMBA trial: intravenous versus subcutaneous daratumumab. Presentation by Maria- Victoria Mateos, MD, PhD, University Hospital of Salamanca-IBSA at 2019 ASCO Annual Meeting 4

Potential for Competitive Differentiation with Perjeta®/Herceptin® SC Fixed Dose Combination (FDC) Perjeta®/Herceptin® FDC: Phase III (FeDeriCa) Study • Primary Endpoint met for SC versus sequential IV Perjeta® and Herceptin® • PK non-inferiority • 5-8 minutes SC administration time Source: Poster titled Subcutaneous administration of the fixed-dose combination of trastuzumab and pertuzumab in combination with chemotherapy in HER2-positive early breast cancer Tan et al, San Antonio Breast Cancer Symposium, December 2019 1 Roche Pharma Day 2019, London Presentation (September 16, 2019) 5

Potential for Competitive Differentiation and Extended Dosing Interval with Efgartigimod Efgartigimod SC: Phase 1 Trial Phase 1 Data Support Potential for: • Fixed-dose versus weight based • Extended dosing interval • Self-administration at home Source: argenx CIDP KOL event, December 5, 2019 6

How We Work with Our ENHANZE® Partners Halozyme Role Partner Role • Oversee Production and • Manufacture co-formulated Release of API to partner product for clinical and • Advise on co-formulation commercial use • Advise on PK, PD, regulatory • Design and execute path and clinical trial design clinical trials Operating Model: • Lean • Attend FDA meetings • Lead FDA meetings • Scalable • Complete rHuPH20-related • Complete and submit • Leverageable aspects of regulatory submissions regulatory submissions • No active role in drug • Fund and execute promotion the launches 7

Increasing Value of Agreements Driven by Regulatory and Commercial Success Baxalta Janssen abbvie BMS argenx 2006 2007 2012 2014 2015 2017 2018 2019 One-time $20M $10M $8M $15M $23M $25M $105M $30M $40M $25M $30M Upfront Milestones $37– $160 - $37M $85M $113M ~$130M ~$160M $160M $160M $160M $160M /Target1 $47M 165M Targets 8 1 6 5 9 5 11 1 4 3 3 Recurring Average Mid-single Digit Royalties on Net Sales 1Assumes all developmental and commercial milestones per target achieved and paid to Halozyme. 8

ENHANZE® Revenues Streams ENHANZE® Revenues Streams Royalties On average, mid-single digit royalty on net sales across all agreements Upfront: Payment to access technology and specific target(s): $30-40M for 1 or 2 nominated targets in recent deals Development: Increasing payments as development plan progresses to Milestones approval/first sale: 40-60% of $160M total potential milestones per target in recent deals Commercial: Payments as sales thresholds are achieved: 40-60% of $160M total potential milestones per target in recent deals API Halozyme receives 20% margin on bulk sales of API to partners 9

Rapid Growth Results in Pipeline of 19 Products Anticipated in 2020 • Number of products utilizing ENHANZE® projected to increase from 14 to 19 in 2020 • Growing number of approved products – 3 at end 2019 – Projecting 1 new approval mid-2020: potentially Darzalex® SC – Projecting 1 new approval Q4 2020/Q1 2021: potentially Perjeta®/Herceptin® FDC • Growing Phase 3 and Phase 2 pipeline – Projecting 3 new Phase 3 trial starts and 1 new Phase 2 trial start in 2020 • Growing early development pipeline – Projecting 5 new products entering Phase 1 in 2020, for a total of 10 Phase 1 10

Majority of ENHANZE-partnered Products Are Approved, Commercially Successful Products Darzalex® Nivolumab Analyst Consensus Global Sales1: ~$33B in 2020 ~$43B in 2024 1 Based on worldwide sales estimates obtained via Evaluate Ltd, Bloomberg and analyst reports as of December 2019. Confidential and Proprietary 11

Three Products Successfully Commercialized in Global Markets US ROW 12

Daratumumab SC: Next Potential Regulatory Approval in 2020 • Daratumumab IV • Indications: Multiple Myeloma including frontline, relapsed and relapsed refractory • Analyst consensus sales1 : $3.7B in 2020, $6.3B in 2024 • Regulatory Status • BLA and MAA Submissions completed July 2019; potential for approval mid-2020 • COLUMBA study in Relapsed and Refractory Multiple Myeloma • Phase 2 PLEIADES Study2 open label D-VMP, D-Rd, D-VRd in new and relapsed refractory • Daratumumab SC • Administration time of 5 minutes3 • Lower rate of Infusion Related Reactions reported in COLUMBA study2 • 12.7% for SC versus 34.5% for IV 1 Evaluate Ltd worldwide sales estimates as of December 2019 2 Subcutaneous (SC) Daratumumab (DARA) in Combination With Standard Multiple Myeloma (MM) Treatment Regimens: An Open-label, Multicenter Phase 2 Study (PLEIADES), Chari et al 17th International Myeloma Workshop, September 2019 3 ASCO 2019, COLUMBA trial: intravenous versus subcutaneous daratumumab. Presentation by Maria-Victoria Mateos, MD, PhD, University Hospital of Salamanca-IBSA at 2019 ASCO Annual Meeting 13

Perjeta®/Herceptin® Fixed Dose Combination with ENHANZE®: Potential Regulatory Approval Q4 2020/Q1 2021 • Perjeta® and Herceptin® IV • Indications for combined use: Neoadjuvant, adjuvant and metastatic HER2+Breast Cancer • Analyst consensus Perjeta sales1 : $4.2B in 2020, $5.4B in 2024 • Regulatory Status • BLA and MAA submissions expected to be completed in Q1 2020 based on FeDeriCa Phase III Study • Potential for US approval Q4 2020/Q1 2021 • Perjeta® and Herceptin® FDC for SC use • Administration time of 5-8 minutes2 1 Evaluate Ltd worldwide sales estimates as of December 2019 2 “Subcutaneous administration of the fixed-dose combination of trastuzumab and pertuzumab in combination with chemotherapy in HER2-positive early breast cancer: Primary analysis of the phase III, multicenter, randomized, open-label, two-arm FeDeriCa study”, Tan et al 14

ENHANZE® Development Pipeline Projected to Progress and Grow Q1 2020 Phase 1 ongoing or Project at least 5 new Phase 1 complete Studies starts in 2020(1) • Efgartigimod • Atezolizumab • ALXN1810 • Ocrelizumab • Nivolumab • Undisclosed: Lilly • Anti-CD73 (BMS) • Undisclosed • Relatlimab Project at least 3 Phase 3 trial starts and Expect at least 10 ongoing Phase 1 one Phase 2 trial starts in 2020 (1) trials by end 2020 1 Based on plans communicated by partners 15

# Royalty Revenue Projection: Potential for ~$1B in 2027


~$1 Billion
~40%CAGR
2020
2027

Projection based on approved products and assumes global approval and launches for 14 additional products in multiple indications. Includes projections for subcutaneous versions of targets not currently approved or commercially available. Innovator revenues based on Bloomberg and EvaluatePharma analyst-based estimates, when available. Conversion rates based on Halozyme internal projections. Royalty revenue projection includes targets selected but not yet disclosed. Projected royalty revenue is not risk–adjusted.

Halozyme

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Projected Milestones Drive Revenue and Free Cash Flow Milestone Revenue Projection 2019 2020 2021 2022 2018 Projection $225 - $300M 2019 Updated $350 - $450M Projection 2019 $55M Actuals Jan–Oct 17

Capital Allocation Strategy Strong commitment to return capital to shareholders Priorities:: Potential Platform Drive ENHANZE Share Free Cash Flow Expansion via growth Repurchases M&A • Maximize value of • Board-authorized share repurchase current collaborations program for $550 million over next three years • Sign new collaborations • Status as of December 31, 2019: ⎯ 8.5 million shares repurchased ⎯ 2.1 million shares delivered as part of Accelerated Share Repurchase 1 Dilutive shares outstanding at 12/31/2019 is a measurement used to ⎯ Shares outstanding: basic 136.7 million demonstrate the dilutive shares outstanding at a point in time shares; diluted 139.5M1 18

2020 Financial Guidance 2019 2020 2020 Drivers Latest Estimate Guidance • Growth 18% to 26% driven by higher revenues from milestones Net • Royalties revenues projected to decline ~ $195M $230M – $245M Revenue modestly • 2020 guidance excludes revenue resulting from signing potential new ENHANZE deal • Continue to expect $65 million to $75 million in annualized operating expenses by the Diluted fourth quarter of 2020 (excl. COGS) N/A $0.60 – $0.75 GAAP EPS • Does not include potential for up to $150 million worth of share repurchases in 2020 19

Transformation To High Revenue and EPS Growth Company • Sustainable profitability beginning 2020 with projected full year EPS of $0.60-$0.75 – Strong revenue growth driven by milestone growth – Restructuring resets expenses: $65-75M annually (excluding COGS) by Q4 2020 • Strong future revenue and EPS growth potential driven by: – Royalties and milestones payments from upcoming potential launches: Darzalex® SC (2020), Perjeta®/Herceptin® FDC (Q4 2020/Q1 2021) – Increasing milestones as pipeline products advance to late development and approval/launch • 3 new Phase 3 and 1 new Phase 2 products in 2020 • 10 Phase 1 products in 2020 with potential to move to Phase 2/3 in 2021 – Flat expenses projected, based on scalability of our operating model 20

Value-driving Events Anticipated in 2020 ❑ Profitability beginning in Q2 ❑ 3 new Phase 3 and 1 new Phase 2 trial starts ❑ 5 new targets entering the clinic ❑ Potential regulatory approval and launch of daratumumab SC ❑ Regulatory submissions and potential US approval of Perjeta®/Herceptin® FDC 21